UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
 (Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2017

FMI Large Cap Fund
Investor Class (FMIHX)
Institutional Class (FMIQX)

FMI Common Stock Fund
Investor Class (FMIMX)
Institutional Class (FMIUX)

FMI International Fund
Investor Class (FMIJX)
Institutional Class (FMIYX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.

www.fmifunds.com

FMI Funds, Inc.
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	1
Schedule of Investments	7
Industry Sectors	9

FMI Common Stock Fund
Shareholder Letter	10
Schedule of Investments	16
Industry Sectors	18

FMI International Fund
Shareholder Letter	19
Schedule of Investments	27
Schedule of Forward Currency Contracts	31
Industry Sectors	32

Financial Statements
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	38
Notes to Financial Statements	44

Additional Information	55
Expense Example	56
Advisory Agreements	58
Disclosure Information	62

FMI
Large Cap
Fund

March 31, 2017

Dear Fellow Shareholders:

The FMI Large Cap Fund advanced 5.48%1 in the March quarter compared to 6.07% for the Standard & Poor’s 500 Index (S&P 500).  Consumer Services, Consumer Non-Durables and Producer Manufacturing sectors outperformed in the quarter while Electronic Technology, Retail Trade and Process Industries lagged.  Twenty-First Century Fox (“Fox”), Unilever and Rockwell Automation were the leaders in each of the outperforming groups.  Media stocks in general had a good quarter and Fox also reported solid results; Unilever benefitted from a takeover bid by Kraft-Heinz (rebuffed); and a number of cyclical stocks, including Rockwell, moved higher on the expectations of better economic growth. Rockwell was sold due to a valuation that was nearly two standard deviations higher than its ten-year historical mean, based on enterprise value-to-sales data. The below-average results in Electronic Technology were due to our underweighted sector position.  Dollar General hurt the Retail Trade sector as concerns about overall pricing pressure permeated the space.  Potash Corp. also declined in the quarter, as the market continued to focus on near-term capacity additions.

We have to admit that it has been a struggle in recent years to keep these missives fresh.  There are only so many ways to say the same thing!  An enduring belief in the continuation of an environment that yields low interest rates, low inflation and no accidents seems to be the law of the land, even though a rational survey of history would lead to the opposite conclusion.  The economy has been trapped in low growth, earnings gains have been meager, and valuations have continued to climb as stocks have outpaced fundamentals.  Promises of more rapid economic growth and a normalization of interest rates have been “right around the corner” for five or six years.  Of course there is no guarantee that stocks will continue to appreciate even if the economy snaps-to, but unless one believes in a perpetually rising price-to-earnings multiple machine, it’s the best chance.  Recently there has been increased optimism that the economy is indeed gathering steam and that we are on the verge of an economic breakout.  Let’s articulate some of these green shoots.

The Purchasing Managers Indices in the U.S., Asia and Europe have been steady or have improved over the past several months, as depicted in the nearby table (readings over 50 indicate expansion).

_______________

[1]	Performance for the FMI Large Cap Fund Investor Class (FMIHX) for the first quarter of 2017 was 5.48%, and for the FMI Large Cap Fund Institutional Class (FMIQX), 5.53%.

The Richmond Federal Reserve reported an exceptionally strong March Purchasing Managers’ Index (PMI) figure of 59.4. Export activity in a number of important trade centers has started to improve, according to The Economist.  Research and development (R&D) spending has also begun to advance, based on Factset’s analysis of every company in the S&P 500 and broader measures provided by the Bureau of Economic Analysis (see nearby chart).
U.S. fixed business investment has recently edged higher.  After being negative for the first three quarters last year, J.P. Morgan recently reported that worldwide equipment spending (excluding China) grew at a 4.1% annualized rate in the fourth quarter.  Improved R&D and capital investment are two critical keys to attaining long-term economic growth.  Additionally, U.S. nonfarm payrolls grew a relatively healthy 235,000 in February, and there was further evidence that European employment has gained ground.  Both Germany and France showed an employment PMI above 50 and overall Eurozone unemployment continued to fall from the peak of 12.1% four years ago to a recent 9.5%.  Producer prices have edged higher in the U.S. and a number of other developed economies.  U.S. consumer sentiment indices are all flashing green.

Main Street, if not Wall Street, will be thrilled if these budding positives manifest themselves into true and enduring economic growth.  Counter to these positives, however, are some nagging figures.  The GDPNow survey from the Atlanta Federal Reserve has been trending steadily down since late January, when estimates for first quarter Gross Domestic Product were over 3% compared to the latest data point of 1% (see nearby chart).  The chart also shows the Blue Chip consensus forecast fading.

Additionally, lending activity has really begun to slow, which rarely happens when the economy is on the verge of stronger growth.  David Rosenberg of Gluskin Sheff recently discussed this slowdown and we’ve included pictorials of a couple of the bigger categories (Commercial and Industrial loans and Consumer Loans). Auto loan growth has also begun to recede.

We read and listen to dozens of corporate calls each quarter, and while there is more optimism in the air, actual earnings growth overall remains somewhat stagnant, and is, at best, just inching ahead at a low single-digit rate, as the nearby chart indicates. Many of the cyclical companies are still seeing earnings declines.  After years of cost cutting, our sense is that companies are nearing the limit in terms of margin expansion.  For the next several years it will be difficult for businesses to grow earnings without experiencing better revenue growth, and we haven’t seen strong evidence of this yet — though it is improving, as the accompanying charts depict.

In last quarter’s letter we said the new administration had a number of things it wanted to accomplish in fairly short order.  To quote ourselves, “Real reform of all of these elements will largely take place on Congress’ time table, not the president’s — and probably not Wall Street’s either.”  The aborted attempt to repeal and replace the Affordable Care Act shows just how true this statement was, and how challenging it will be for the erstwhile opposition party to govern.  As of the end of March, the bull market was still intact, so there hasn’t yet been a stock market price to pay for the lack of legislative progress.  Tax reform appears to be next on the agenda, and we’ll reserve judgment until we see something more legislatively plausible than the first pass, which included a border tax (BAT) that uses suspect economic theory and is very unpopular with key constituents.  Retailers, for example, will be severely damaged by the BAT and there are 15.9 million retail employees in the U.S. compared to 12.3 million manufacturing employees.  This isn’t to suggest that retail is more important than manufacturing, but it does point out the political difficulty in favoring one industry over another.  The Republicans seem too timid to offer a truly simplified tax policy… one that offers a relatively low flat rate in exchange for the elimination of deductions.  The timing and character of the horse trading that plays out with tax reform will determine whether immigration, healthcare, entitlement reform or infrastructure investment initiatives reach the president’s desk within the next year or two.  Given the recent healthcare legislative results, tax reform is likely to be the defining litmus test for the 115th Congress and the Trump administration.

One thing has remained constant over the past eight years despite historically anemic economic fundamentals:  an unshakeable stock market.  We won’t rehash the plethora of data that shows median valuations are greater than they have ever been, and weighted average measures are nearing the all-time highs of early 2000.  Bullish sentiment by investment advisors is also very high, and as mentioned, consumer confidence is elevated.  The Conference Board’s Consumer Confidence Index reached 125.6 in March, the highest it has been since December of 2000.  Speculative sentiment and overconfidence combined with expensive valuations is not a recipe for good stock market returns.  At some point confidence will be pricked and money will flow out rather than in for a period.  From time eternal that is how markets have behaved.  The market will give us the opportunity to deploy some cash and upgrade a handful of existing holdings to even better businesses.  We have been working hard to build our idea inventory with high-quality businesses that are just too rich to own today; in the meantime, we are finding a few solid franchises with relatively attractive valuations. Two are highlighted below.

Cerner Corporation (CERN)
(Analyst: Matt Sullivan)

Description

Cerner is a leading supplier of healthcare information technology. The company offers a wide range of solutions and services that support the clinical, financial, and operational needs of healthcare organizations of all sizes. They have systems in more than 25,000 facilities worldwide, including hospitals, physician practices, laboratories, ambulatory centers, behavioral health centers, cardiac facilities, radiology clinics, surgery centers, extended care facilities, retail pharmacies, and employer sites. Cerner was founded by Neal Patterson, Cliff Illig, and Paul Gorup in 1979 and is headquartered in North Kansas City, Missouri.

Good Business

•	The business has a significant amount of recurring revenue. We estimate that somewhere around 70% of sales and over 80% of gross profits are recurring in nature.

•	Cerner’s software and services are mission critical for customers and have high switching costs.

•
Cerner is one of the dominant players in the healthcare IT industry. They are one of only a few industry players to have fully integrated clinical and financial software solutions across the continuum of care.

•
A large portion of Cerner’s future growth will come from selling existing customers additional software and services. We believe this is an attractive growth opportunity, as Cerner is already highly-entrenched within these customers’ operations, and customers are increasingly looking for integrated IT solutions.

•	The business generates solid free cash flow and high returns on invested capital (ROIC). Excluding cash on the balance sheet, the company has averaged a 19% ROIC over the past five years.

•	The balance sheet is in terrific shape with very little net debt.

Valuation

•	The stock performance is down around 12% from its 52-week high and has underperformed the S&P 500 by 38% and 29% over the past two and three years, respectively, on a total return basis.

•	Cerner trades at 4.1 times sales, which is more than one standard deviation below the five-year historical average of 5.5 times sales.

•
The company trades at 13.5 times trailing earnings before interest, taxes, depreciation and amortization (EBITDA), and 12.0 times the 2017 estimated EBITDA, both of which are more than one standard deviation below the  five-year historical average of 17.8 times EBITDA.

•
The valuation is very reasonable on a relative basis when compared to other healthcare stocks and the broader S&P 500, especially when considering Cerner’s entrenched market position, high returns on capital, and solid long-term growth prospects.

Management

•	Cerner has a highly experienced management team; most high-level executives have been at the company for over a decade.

•	Neal Patterson is a co-founder of the company and has been a director since 1980. Patterson has been Chairman of the Board of Directors and Chief Executive Officer for more than five years.

•	Marc Naughton joined Cerner in 1992 and has served as Chief Financial Officer since 1996, and Executive Vice President since 2010.

•
Management prefers to grow organically rather than through acquisitions. Most excess free cash is used to repurchase the company’s own stock. We view this as an attractive capital allocation philosophy.

Investment Thesis

Cerner is a terrific franchise with strong recurring revenue, high switching costs, a dominant market position, high returns on capital, and a pristine balance sheet. Following the election of Donald Trump, uncertainty regarding the replacement of the Affordable Care Act put pressure on a number of healthcare stocks, including many in the healthcare information technology industry. While we don’t know what may happen legislatively, we are confident that information technology will have an increasingly important role in delivering healthcare.  We are willing to look past the near-term macro uncertainties to buy a leading bellwether health technology company at a reasonable valuation.

Oracle Corporation (ORCL)
(Analyst: Andy Ramer)

Description

Oracle is the number one database solutions company and the second largest software applications provider in the world.  The company derived 78% of its $37 billion in revenues from software in fiscal 2016, followed by hardware at 13%, and services at 9%.  The U.S. accounted for 47% of sales in the last fiscal year.

Good Business

•
The database business, as well as the applications, are difficult to displace given high switching costs, especially for large enterprises.  Oracle invests a significant amount of money to support technology (with research and development approximating 15% of sales), and to maintain and grow customer relationships.

•	Approximately 80% of the company’s operating profit is derived from recurring sources of revenue like maintenance and cloud subscriptions. Renewal rates are high and rising.

•	Return on invested capital, net of cash, was approximately 30% in fiscal 2016.

•	Oracle has a strong balance sheet with net cash and marketable securities of $5.4 billion.

Valuation

•	Shares have underperformed the market on a total return basis by approximately 25% over the last five years.

•	On a basis of enterprise value-to-forward twelve-month forecast earnings before interest and tax, the multiple is 12 times.

•	The free cash flow yield is 6%.

Management

•
Lawrence Ellison is Chairman, Chief Technology Officer, and founder.  He has driven Oracle’s transformation to the cloud, which began over a decade ago with the rewriting of their software.  Ellison owns 27% of the company and thus brings an owner-operator perspective.

•	Oracle has returned a significant amount of free cash flow back to shareholders, with shares outstanding down by over 20% since fiscal 2011.

•	Co-CEO Mark Hurd is primarily responsible for sales and marketing, and Co-CEO Safra Catz manages the finances. Thomas Kurian is President of Product Development.

Investment Thesis

Oracle’s transition to a cloud-based business model has been bumpy, with the shift from licenses to subscriptions pressuring profitability.  However, we believe the strategy is on track, and that margins have troughed.  Investor skepticism about the ultimate success of the transition has given us an opportunity to buy this high-quality and essential business at a relatively attractive price.

Thank you for your confidence in the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 93.3% (a)

COMMERCIAL SERVICES SECTOR — 3.1%
	Advertising/Marketing Services — 3.1%
2,429,000	Omnicom Group Inc.	$166,418,972	$209,404,090

COMMUNICATIONS SECTOR — 3.1%
	Specialty Telecommunications — 3.1%
3,585,000	Level 3 Communications Inc.*	184,251,218	205,133,700

CONSUMER DURABLES SECTOR — 3.3%
	Tools & Hardware — 3.3%
1,675,000	Stanley Black & Decker Inc.	164,460,415	222,557,250

CONSUMER NON-DURABLES SECTOR — 6.5%
	Food: Major Diversified — 2.9%
2,495,000	Nestle’ S.A. – SP-ADR	135,981,028	191,865,500
	Household/Personal Care — 3.6%
4,890,000	Unilever PLC – SP-ADR	196,479,656	241,272,600

CONSUMER SERVICES SECTOR — 13.2%
	Cable/Satellite TV — 5.0%
8,859,000	Comcast Corp. – Cl A	242,054,254	333,009,810
	Media Conglomerates — 4.5%
2,977,000	Twenty-First Century Fox Inc. – Cl A	78,115,260	96,425,030
6,536,000	Twenty-First Century Fox Inc. – Cl B	179,837,219	207,714,080
		257,952,479	304,139,110
	Other Consumer Services — 3.7%
7,336,000	eBay Inc.*	162,297,945	246,269,520

DISTRIBUTION SERVICES SECTOR — 3.7%
	Medical Distributors — 3.7%
2,807,000	AmerisourceBergen Corp.	155,295,094	248,419,500

ELECTRONIC TECHNOLOGY SECTOR — 3.5%
	Electronic Components — 3.5%
3,183,000	TE Connectivity Ltd.	62,840,975	237,292,650

ENERGY MINERALS SECTOR — 1.5%
	Oil & Gas Production — 1.5%
2,363,000	Devon Energy Corp.	79,527,815	98,584,360

FINANCE SECTOR — 17.0%
	Financial Conglomerates — 10.7%
1,729,000	American Express Co.	42,797,248	136,781,190
1,962,000	Berkshire Hathaway Inc. – Cl B*	126,948,738	327,026,160
2,878,000	JPMorgan Chase & Co.	185,960,119	252,803,520
		355,706,105	716,610,870
	Major Banks — 3.1%
4,345,000	Bank of New York Mellon Corp.	92,229,325	205,214,350

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 93.3% (a) (Continued)

FINANCE SECTOR — 17.0% (Continued)
	Property/Casualty Insurance — 3.2%
5,447,000	Progressive Corp.	$133,055,587	$213,413,460

HEALTH SERVICES SECTOR — 4.3%
	Managed Health Care — 4.3%
1,745,000	UnitedHealth Group Inc.	124,830,125	286,197,450

INDUSTRIAL SERVICES SECTOR — 3.4%
	Oilfield Services/Equipment — 3.4%
2,952,000	Schlumberger Ltd.	186,936,324	230,551,200

PROCESS INDUSTRIES SECTOR — 3.0%
	Chemicals: Agricultural — 3.0%
11,547,000	Potash Corp. of Saskatchewan Inc.	242,945,124	197,222,760

PRODUCER MANUFACTURING SECTOR — 7.6%
	Industrial Conglomerates — 4.3%
2,275,000	Honeywell International Inc.	224,827,180	284,079,250
	Trucks/Construction/Farm Machinery — 3.3%
3,308,000	PACCAR Inc.	136,197,904	222,297,600

RETAIL TRADE SECTOR — 5.4%
	Apparel/Footwear Retail — 1.6%
1,315,000	The TJX Companies Inc.	101,690,656	103,990,200
	Discount Stores — 3.8%
3,653,000	Dollar General Corp.	268,377,767	254,723,690

TECHNOLOGY SERVICES SECTOR — 11.3%
	Information Technology Services — 7.1%
2,131,000	Accenture PLC	68,775,156	255,464,280
3,744,000	Cerner Corp.*	198,370,781	220,334,400
		267,145,937	475,798,680
	Packaged Software — 4.2%
2,100,000	Microsoft Corp.	56,910,667	138,306,000
3,200,000	Oracle Corp.	125,224,928	142,752,000
		182,135,595	281,058,000

TRANSPORTATION SECTOR — 3.4%
	Air Freight/Couriers — 3.4%
4,072,000	Expeditors International of Washington Inc.	151,987,091	230,027,280
	Total common stocks	4,275,624,571	6,239,132,880

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 6.1% (a)
	Bank Deposit Account — 6.1%
$406,317,249	U.S. Bank, N.A., 0.620%	$406,317,249	$406,317,249
	Total short-term investments	406,317,249	406,317,249
	Total investments — 99.4%	$4,681,941,820	6,645,450,129
	Other assets, less liabilities — 0.6% (a)		38,247,120
	TOTAL NET ASSETS — 100.0%		$6,683,697,249

*	None-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2017 (Unaudited)

FMI
Common Stock
Fund

March 31, 2017

Dear Fellow Shareholders:

The FMI Common Stock Fund advanced 3.52%1 in the March quarter compared to 2.47% for the Russell 2000 Index.  Finance, Commercial Services and Distribution Services were among sectors that outperformed in the quarter while the Health Technology, Electronic Technology and Retail Trade sectors underperformed.  W.R. Berkley, Manpower Group and MSC Industrial Direct were among the leading performers in each of the outperforming groups.  W.R. Berkley continued to put up solid underwriting results, Manpower Group reported good results in most of their non-U.S. markets, and MSC Industrial Direct benefitted from a strong move in the industrial-related stocks. The below-average performance in Health Technology was due to our underweighted sector position.  Esterline Technologies hurt relative performance in the period, although they reported a good quarter and the turnaround seems to be on track. Penske Automotive Group’s stock also declined modestly, perhaps on currency and Brexit concerns, as they have significant dealer exposure in the United Kingdom.  We remain optimistic about both Esterline Technologies and Penske Automotive Group over the next few years.

We have to admit that it has been a struggle in recent years to keep these missives fresh.  There are only so many ways to say the same thing!  An enduring belief in the continuation of an environment that yields low interest rates, low inflation and no accidents seems to be the law of the land, even though a rational survey of history would lead to the opposite conclusion.  The economy has been trapped in low growth, earnings gains have been meager, and valuations have continued to climb as stocks have outpaced fundamentals.  Promises of more rapid economic growth and a normalization of interest rates have been “right around the corner” for five or six years.  Of course there is no guarantee that stocks will continue to appreciate even if the economy snaps-to, but unless one believes in a perpetually rising price-to-earnings multiple machine, it’s the best chance.  Recently there has been increased optimism that the economy is indeed gathering steam and that we are on the verge of an economic breakout.  Let’s articulate some of these green shoots.

The Purchasing Managers Indices in the U.S., Asia and Europe have been steady or have improved over the past several months, as depicted in the nearby table (readings over 50 indicate expansion).

_______________

[1]	Performance for both the FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) was 3.52% for the first quarter of 2017.

The Richmond Federal Reserve reported an exceptionally strong March Purchasing Managers’ Index (PMI) figure of 59.4. Export activity in a number of important trade centers has started to improve, according to The Economist.  Research and development (R&D) spending has also begun to advance, based on Factset’s analysis of every company in the S&P 500 and broader measures provided by the Bureau of Economic Analysis (see nearby chart).

U.S. fixed business investment has recently edged higher.  After being negative for the first three quarters last year, J.P. Morgan recently reported that worldwide equipment spending (excluding China) grew at a 4.1% annualized rate in the fourth quarter.  Improved R&D and capital investment are two critical keys to attaining long-term economic growth.  Additionally, U.S. nonfarm payrolls grew a relatively healthy 235,000 in February, and there was further evidence that European employment has gained ground.  Both Germany and France showed an employment PMI above 50 and overall Eurozone unemployment continued to fall from the peak of 12.1% four years ago to a recent 9.5%.  Producer prices have edged higher in the U.S. and a number of other developed economies.  U.S. consumer sentiment indices are all flashing green.

Main Street, if not Wall Street, will be thrilled if these budding positives manifest themselves into true and enduring economic growth.  Counter to these positives, however, are some nagging figures.  The GDPNow survey from the Atlanta Federal Reserve has been trending steadily down since late January, when estimates for first quarter Gross Domestic Product were over 3% compared to the latest data point of 1% (see nearby chart).  The chart also shows the Blue Chip consensus forecast fading.

Additionally, lending activity has really begun to slow, which rarely happens when the economy is on the verge of stronger growth.  David Rosenberg of Gluskin Sheff recently discussed this slowdown and we’ve included pictorials of a couple of the bigger categories (Commercial and Industrial loans and Consumer Loans). Auto loan growth has also begun to recede.

We read and listen to dozens of corporate calls each quarter, and while there is more optimism in the air, actual earnings growth overall remains somewhat stagnant, and is, at best, just inching ahead at a low single-digit rate, as the nearby chart indicates. Many of the cyclical companies are still seeing earnings declines.  After years of cost cutting, our sense is that companies are nearing the limit in terms of margin expansion.  For the next several years it will be difficult for businesses to grow earnings without experiencing better revenue growth, and we haven’t seen strong evidence of this yet — though it is improving, as the accompanying charts depict.

In last quarter’s letter we said the new administration had a number of things it wanted to accomplish in fairly short order.  To quote ourselves, “Real reform of all of these elements will largely take place on Congress’ time table, not the president’s — and probably not Wall Street’s either.”  The aborted attempt to repeal and replace the Affordable Care Act shows just how true this statement was, and how challenging it will be for the erstwhile opposition party to govern.  As of the end of March, the bull market was still intact, so there hasn’t yet been a stock market price to pay for the lack of legislative progress.  Tax reform appears to be next on the agenda, and we’ll reserve judgment until we see something more legislatively plausible than the first pass, which included a border tax (BAT) that uses suspect economic theory and is very unpopular with key constituents.  Retailers, for example, will be severely damaged by the BAT and there are 15.9 million retail employees in the U.S. compared to 12.3 million manufacturing employees.  This isn’t to suggest that retail is more important than manufacturing, but it does point out the political difficulty in favoring one industry over another.  The Republicans seem too timid to offer a truly simplified tax policy… one that offers a relatively low flat rate in exchange for the elimination of deductions.  The timing and character of the horse trading that plays out with tax reform will determine whether immigration, healthcare, entitlement reform or infrastructure investment initiatives reach the president’s desk within the next year or two.  Given the recent healthcare legislative results, tax reform is likely to be the defining litmus test for the 115th Congress and the Trump administration.

One thing has remained constant over the past eight years despite historically anemic economic fundamentals:  an unshakeable stock market.  We won’t rehash the plethora of data that shows median valuations are greater than they have ever been, and weighted average measures are nearing the all-time highs of early 2000.  Bullish sentiment by investment advisors is also very high, and as mentioned, consumer confidence is elevated.  The Conference Board’s Consumer Confidence Index reached 125.6 in March, the highest it has been since December of 2000.  Speculative sentiment and overconfidence combined with expensive valuations is not a recipe for good stock market returns.  At some point confidence will be pricked and money will flow out rather than in for a period.  From time eternal that is how markets have behaved.  The market will give us the opportunity to deploy some cash and upgrade a handful of existing holdings to even better businesses.  We have been working hard to build our idea inventory with high-quality businesses that are just too rich to own today;  in the meantime, we are finding a few solid franchises with relatively attractive valuations. Two are highlighted below.

White Mountains Insurance Group Ltd. (WTM)
(Analyst: Matthew Goetzinger)

Description

White Mountains Insurance Group is a financial services holding company with primary business interests in specialty lines property and casualty insurance, municipal bond insurance, and various capital light insurance services companies. The company’s corporate headquarters are in Hanover, New Hampshire, while the registered offices are located in Hamilton, Bermuda.

Good Business

•
White Mountains’ goal is to become a premier group of property and casualty insurance and reinsurance underwriters that — with prudent operating and financial leverage — produces for its owners a long-term return equal to 700 basis points over the 10-Year Treasury yield.

•	The company’s insurance businesses sell a broad range of high value-added insurance protections against a variety of risks.

•	White Mountains functions as an intelligent allocator of capital and allows each member of the group to focus on prudent underwriting and a long-term focus.

•
Over long periods of time that include the 2009 financial crisis, the bear market of the early 2000’s for the S&P 500 Index, and a number of significant acquisitions and subsequent divestitures, the company’s long-term adjusted book value per share has grown at a 14% cumulative annual growth rate, outpacing the market (excluding dividends) by approximately 350 basis points.

•	The company’s operating businesses are well-capitalized.

Valuation

•	White Mountains trades at a slight premium to stated book value per share, and approximately in line with a mark-to-market appraisal of the company’s net asset value.

•	White Mountains’ share price has closely tracked growth in the company’s book value per share over time.

•	Recent takeovers of primary and specialty lines property and casualty insurance companies have been at approximately two times book value.

Management

•	White Mountains’ holding company is managed by a group of key decision makers that have been with the company for over ten years.

•	Management clearly understands economic returns on capital.

•	Absent an opportunity to acquire attractively valued new operating businesses, the company has used their capital to repurchase stock at a discount to book value per share.

Investment Thesis

White Mountains’ long-term partnership model provides a means to gain exposure to a diversified portfolio of differentiated insurance business managed with a focus on long-term value creation. The company’s significant balance of holding company cash preserves optionality and should function as a portfolio ballast in a more challenging stock market environment.

Allscripts Healthcare Solutions, Inc. (MDRX)
(Analyst: Matt Sullivan)

Description

Allscripts is a leading supplier of information technology (IT) solutions and services to a wide range of healthcare providers, including physicians, hospitals, health plans, clinics, pharmacies, pharmacy benefit managers and post-acute care organizations. Allscripts has one of the largest client bases in the healthcare IT industry, as their products and services are used by over 180,000 physicians, 2,500 hospitals and 45,000 post-acute care facilities. The company was founded in 1986 and is headquartered in Chicago, Illinois.

Good Business

•	The business has a significant amount of recurring revenue; approximately 80% of the company’s revenue is now recurring in nature.

•	Allscripts’ software and services are mission-critical for customers and have high switching costs.

•	The company has a large, diverse customer base.

•	Allscripts’ software products can integrate and exchange data with most other healthcare IT providers; this is becoming increasingly important in the industry.

•
A large portion of Allscripts’ future growth will come from selling existing customers additional software and services. We believe this is an attractive growth opportunity as Allscripts is already highly entrenched within these customers’ operations.

•	The business generates solid free cash flow and high returns on invested capital. We estimate that Allscripts’ true return on invested capital is over 20%.

Valuation

•
Allscripts’ performance is down around 11% from its 52-week high. It has underperformed the Russell 2000 by 30%, 7% and 52% over the past one, two and three years, respectively, on a total return basis.

•
Allscripts owns a 10% stake in NantHealth, a precision health IT company worth $57 million. Allscripts also owns 49% of a joint venture called NetSmart that we estimate is currently worth around $330 million to Allscripts. After taking these investments into account, we believe that Allscripts’ core business is trading at about 1.8 times sales, which is one standard deviation below the company’s five-year average, and well below where other comparable companies trade.

•
After considering the NantHealth and NetSmart investments, we believe that Allscripts’ core business has a 6 % free cash flow yield. We believe this is an attractive yield, given the company’s highly recurring revenue and solid growth prospects.

•	Take-out multiples for direct peers and a broader set of software companies indicate that Allscripts trades at an attractive valuation. We believe this provides us with some downside protection.

Management

•
Paul Black has served as Chief Executive Officer and has been on the board of directors since 2012. Prior to joining the company, he was an Operating Executive of Genstar Capital, a private equity firm, and Senior Advisor at New Mountain Finance Corporation, an investment management company. From 1994 to 2007 Mr. Black served in various executive positions at Cerner Corp., including Chief Operating Officer from 2005 to 2007.

•	Mr. Black has brought a number of former Cerner executives to the company to run different divisions of Allscripts.

Investment Thesis

Allscripts is a good business with a high level of recurring revenue, high switching costs, a diverse customer base, and attractive returns on invested capital; however, the business has gone through a significant amount of change over the past few years from both an operational and financial perspective, which has caused the stock to lag. This has been compounded by the election of Donald Trump, which created uncertainty about the future of the Affordable Care Act and put additional pressure on healthcare stocks.

It is our belief that changes to the business are now largely completed, and that top line growth is set to accelerate over the next few years. Furthermore, while we don’t know what will replace the Affordable Care Act, we are confident that IT will have an increasingly important role in delivering healthcare going forward. Therefore, we’re willing to look past the near-term macro uncertainty and own this above average business at a below-average valuation.

Thank you for your confidence in the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 81.6% (a)

COMMERCIAL SERVICES SECTOR — 12.9%
	Advertising/Marketing Services — 3.2%
1,338,000	Interpublic Group of Cos. Inc.	$23,960,538	$32,874,660
	Miscellaneous Commercial Services — 4.0%
1,650,000	Genpact Ltd.	29,751,614	40,854,000
	Personnel Services — 5.7%
250,000	ManpowerGroup Inc.	16,116,295	25,642,500
689,000	Robert Half International Inc.	22,580,804	33,643,870
		38,697,099	59,286,370

CONSUMER DURABLES SECTOR — 1.3%
	Homebuilding — 1.3%
6,600	NVR Inc.*	6,793,818	13,905,408

CONSUMER SERVICES SECTOR — 6.2%
	Cable/Satellite TV — 2.3%
38,000	Cable One Inc.	11,315,190	23,729,860
	Other Consumer Services — 3.9%
68,000	Graham Holdings Co.	32,353,868	40,769,400

DISTRIBUTION SERVICES SECTOR — 9.4%
	Electronics Distributors — 3.6%
505,000	Arrow Electronics Inc.*	11,671,655	37,072,050
	Wholesale Distributors — 5.8%
373,000	nixter International Inc.*	24,679,795	29,578,900
240,000	Applied Industrial Technologies Inc.	9,670,623	14,844,000
150,000	MSC Industrial Direct Co. Inc.	9,252,738	15,414,000
		43,603,156	59,836,900

ELECTRONIC TECHNOLOGY SECTOR — 3.9%
	Aerospace & Defense — 2.4%
291,000	Esterline Technologies Corp.*	27,046,113	25,040,550
	Electronic Production Equipment — 1.5%
230,000	MKS Instruments Inc.	6,024,501	15,812,500

FINANCE SECTOR — 18.4%
	Finance/Rental/Leasing — 9.8%
180,000	ePlus Inc.*	17,107,879	24,309,000
1,025,000	FirstCash Inc.	38,123,126	50,378,750
356,000	Ryder System Inc.	15,419,508	26,856,640
		70,650,513	101,544,390
	Property/Casualty Insurance — 5.1%
687,000	Greenlight Capital Re Ltd.*	15,908,848	15,182,700
327,000	W.R. Berkley Corp.	7,992,588	23,096,010
17,000	White Mountains Insurance Group Ltd.	15,690,084	14,957,960
		39,591,520	53,236,670

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 81.6% (a) (Continued)

FINANCE SECTOR — 18.4% (Continued)
	Real Estate Development — 1.8%
835,000	Kennedy-Wilson Holdings Inc.	$18,293,698	$18,537,000
	Regional Banks — 1.7%
430,000	Zions Bancorporation	9,376,971	18,060,000

HEALTH SERVICES SECTOR — 1.0%
	Medical/Nursing Services — 1.0%
146,425	MEDNAX Inc.*	9,614,667	10,158,966

HEALTH TECHNOLOGY SECTOR — 1.9%
	Medical Specialties — 1.9%
215,000	Varian Medical Systems Inc.*	13,696,887	19,592,950

PROCESS INDUSTRIES SECTOR — 6.5%
	Chemicals: Specialty — 1.5%
225,000	Compass Minerals International Inc.	16,042,584	15,266,250
	Containers/Packaging — 2.4%
309,000	Avery Dennison Corp.	10,064,340	24,905,400
	Industrial Specialties — 2.6%
514,000	H.B. Fuller Co.	13,814,305	26,501,840

PRODUCER MANUFACTURING SECTOR — 9.9%
	Building Products — 2.8%
620,000	Armstrong World Industries Inc.*	27,076,094	28,551,000
	Industrial Machinery — 2.9%
441,000	Woodward Inc.	18,138,890	29,952,720
	Miscellaneous Manufacturing — 4.2%
129,000	Carlisle Cos. Inc.	5,361,902	13,726,890
921,000	TriMas Corp.*	20,183,321	19,110,750
65,000	Valmont Industries Inc.	9,454,028	10,107,500
		34,999,251	42,945,140

RETAIL TRADE SECTOR — 3.2%
	Food Retail — 1.0%
90,000	Casey’s General Stores Inc.	10,694,658	10,102,500
	Specialty Stores — 2.2%
487,450	Penske Automotive Group Inc.	17,709,307	22,817,535

TECHNOLOGY SERVICES SECTOR — 5.5%
	Data Processing Services — 3.0%
455,000	Broadridge Financial Solutions Inc.	9,493,259	30,917,250
	Health Industry Services — 2.5%
2,045,000	Allscripts Healthcare Solutions Inc.*	24,625,663	25,930,600

TRANSPORTATION SECTOR — 1.5%
	Marine Shipping — 1.5%
221,000	Kirby Corp.*	7,875,879	15,591,550
	Total common stocks	582,976,038	843,793,459

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 18.5% (a)

	Bank Deposit Account — 8.8%
$90,992,583	U.S. Bank, N.A., 0.620%	$90,992,583	$90,992,583
	U.S. Treasury Securities — 9.7%
25,000,000	U.S. Treasury Bills, 0.557%, due 04/13/17^	24,994,583	24,994,975
50,000,000	U.S. Treasury Bills, 0.652%, due 04/20/17^	49,984,299	49,982,800
25,000,000	U.S. Treasury Bills, 0.649%, due 04/27/17^	24,986,819	24,987,825
	Total U.S. Treasury Securities	99,965,701	99,965,600
	Total short-term investments	190,958,284	190,958,183
	Total investments — 100.1%	$773,934,322	1,034,751,642
	Other assets, less liabilities — (0.1%) (a)		(824,471)
	TOTAL NET ASSETS — 100.0%		$1,033,927,171

*	None-income producing security.
^	The rate shown is the yield as of March 31, 2017.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2017 (Unaudited)

FMI
International
Fund
March 31, 2017

Dear Fellow Shareholders:

Investor euphoria carried over from late 2016 as global stock markets continued to climb in the first quarter. A handful of positive economic data points added fuel to the fire, with market pundits citing the reawakening of investor “animal spirits” while momentum gathered pace. Unfortunately, a disregard for valuation was also on the rise, which has been amplified by an industry-wide shift to passive investing, where an appraisal of business value (vs. price) is irrelevant. From our vantage point, stock prices have run too far ahead of the fundamentals, and it is doubtful that the growth rates embedded in today’s equity valuations will come to fruition. We are hopeful that the global economy’s nascent recovery is here to stay and that Main Street will pick up enough steam to catch up with Wall Street’s lofty expectations, but view a smooth realignment as highly unlikely.

Despite taking a conservative approach, the FMI International Fund (the “Fund”) generated a 5.69%1 return in the first quarter of 2017, compared with the MSCI EAFE Index gain of 4.71% in local currency and 7.25% in U.S. Dollars (USD). The Producer Manufacturing, Electronic Technology, and Consumer Durables sectors were strong contributors, while Industrial Services, Finance, and Technology Services detracted. Akzo Nobel, Unilever and Jardine Strategic Holdings boosted the Fund’s relative performance, as Schlumberger, Potash Corp. and Fairfax Financial Holdings each weighed on the results. Currency hedging and an elevated cash balance were additional headwinds.

Up, Up and Away

Optimism, both for the global economy and the financial markets, is clearly rising. The Bank of Japan (BOJ) and European Central Bank (ECB) have each increased their domestic Gross Domestic Product (GDP) growth estimates in recent months, manufacturing purchasing-managers indexes are improving across geographies, business and consumer confidence is increasing, eurozone unemployment is falling, corporate profits are expected to rebound in 2017, and capital investment has finally shown some initial signs of life. Layer on enthusiasm for the Trump economic policy agenda, and public equity markets were off to the races, as can be seen in the nearby chart.

_______________

[1]	Performance for both the FMI International Fund Investor Class (FMIJX) and the FMI International Fund Institutional Class (FMIYX) was 5.69% for the first quarter of 2017.

While we acknowledge that there might be some “green shoots” in economic activity, we want to remind our readers that we are in the midst of an historic period of extreme (and experimental) monetary policy. Central banks are pulling out virtually all the stops, with unprecedented negative interest rates and massive quantitative easing initiatives. Potential long-term consequences (and risks) are likely to outweigh the short-term benefits we are seeing today. Unfortunately, printing money and suppressing interest rates will not solve the world’s problems.

When we peel back the onion, the global economic “recovery” does not appear to be particularly robust, especially in light of all the levers being pulled. While the BOJ and ECB are raising GDP forecasts, growth rates are expected to plateau in 2017 (Eurozone: 1.8%, Japan: 1.5%), before falling in subsequent years. Global GDP is projected to grow at 3.2% in 2017 (up from 3.0% in 2016), which is well short of historical norms (see chart below). Eurozone unemployment has dropped from 12.1% to 9.5%, but remains quite high.2  Corporate profits in developed markets have started to tick up in the last few months, but are still below 2014 levels. Per J.P. Morgan, “global (excluding China) business equipment spending strengthened to 4.1% annualized last quarter [4Q16], a notable increase from the 1% contraction in the year through 3Q16.”3  However, we would caution extrapolating one quarter into the future; in aggregate, full-year capital investment was weak. While confidence is on the rise, consumption and investment have not kept pace. Productivity growth also remains sluggish, which is a key headwind for growth.

Meanwhile, the apparent disconnect between economic reality and financial markets is widening. Valuation multiples continue to climb, as illustrated by the charts nearby. In developed markets (excluding the USA), price-to-earnings and price-to-cash flow metrics have now reached 25% and 46% above historical medians, respectively. Absolute value is becoming harder to find.

_______________

[2]	Source: Bloomberg
[3]	Joseph Lupton, Bruce Kasman and David Hensley. “Profits prime global liftoff.” J.P. Morgan, March 22, 2017.

Ultimately, a combination of high asset prices (and expectations), slow growth, vast credit build-up, investor complacency, and ineffective central bank policies could leave investors vulnerable to a sizeable market correction. In addition, just as passive investment vehicles purchase equities with no regard for valuation, so too will they sell when asset flows reverse. As Warren Buffet is often quoted, “Only when the tide goes out do you discover who’s been swimming naked,” which we think will ring true. We believe it is a matter of when — and not if — stock markets will correct, and when the time comes, we will become more aggressive. Some of the best investments are made in periods of fear and distress. A value investing (contrarian) discipline in times of despair is essential to taking advantage of these rare opportunities.

Closer Than They Appear

While the eurozone debt crisis might “appear” to be in the rearview mirror (for now), according to Reuters the European Union has warned its banks that they might be facing higher bad loan risks when the ECB takes its foot off the gas and starts to tighten monetary policy. European banks are already lugging around more than €1 trillion of non-performing loans, with more than a quarter held by troubled Italian banks (discussed in the September 2016 letter). Greece, Cyprus, Slovenia and Portugal’s banks are also stressed.4  Per Reuters, “While banks are likely to benefit from higher interest rates, which improve the margin they make on their loans, this may be offset by the effects
_______________

[4]	Martin Arnold and Jim Brunsden. “EU needs to create ‘bad bank’ for €1tn toxic loan pile, says EBA chief.” Financial Times, January 30, 2017.

of another economic slowdown.”5  In addition, rising interest rates means increased borrowing costs for companies and households that are already struggling to keep up with their existing debt obligations, which could trigger rising defaults. The ECB will undoubtedly have its hands full once it starts to reverse course. There is no quick fix.

Not surprisingly, Greece has recently crept back into the headlines. In a new sustainability report issued by the International Monetary Fund (IMF), they describe Greece’s debt as “highly unsustainable” and on an “explosive” path. The IMF concludes that “Greece cannot be expected to grow out of its debt problem, even with full implementation of reforms” and “requires significant debt relief from its European partners to ensure debt sustainability,” something other creditors (European commission, ECB) have been reluctant to embrace. The IMF predicts that Greece’s debt as a percentage of GDP will reach about 184% once the 2016 figures are tallied.6  Per The Telegraph, “A fresh crisis over Greek debt could be triggered as soon as July when Greece is due to repay some €7 [billion] to its creditors – money the country cannot pay without a fresh injection of bailout cash.”7  While creditors appear optimistic, we have concerns that the worst is yet to come. Europe has continually kicked this can down the road, as the IMF study confirms. Absent a default or restructuring of their debt, Greek financial distress will continue to resurface again and again.  How many other countries are one step behind Greece?

China: Keeping Our Distance

Fear of a real estate bubble in China continues to linger, despite the government’s attempts to cool the property market. According to the Financial Times, “Property investment grew at its fastest pace in two years in January and February at an annual rate of 8.9 per cent, while sales accelerated to 25.1 per cent growth in floor space terms.” During the same time, house prices were up around 12% nationally.8  Affordability also remains an issue. According to a People’s Bank of China survey, approximately 52.2% of urban households perceive housing prices as “unacceptably high.”9  Forbes reports that the average property price in Shanghai ($725,000), for example, is more than 50 times the city’s median salary ($13,620), which compares with New York, the U.S.’s most expensive city, at about 32 times. The author suggests that China’s housing market is “worth watching,” as China “consumes nearly half of the world’s steel and cement production” and accounts for “a third of global GDP growth.”10  We agree. Property investment remains an important driver of economic growth in China, and the government faces a daunting challenge of balancing internal growth objectives against the increasing risk of a property-induced credit crisis.

China’s astonishing accumulation of debt in recent years has been well documented. To further augment our concerns, recent data from China’s elaborate shadow banking system is increasingly worrisome. The Wall Street Journal pens that as banks retreat and credit markets face strains, Chinese companies have been stepping in to lend to one another. Per the report, “Company-to-company loans in China jumped by 20% last year to 13.2 trillion yuan ($1.92 trillion), according to research firm CEIC. That is roughly double the size of the loan book at Wells Fargo & Co., the U.S.’s biggest lender.” These “entrusted loans,” where banks serve as middlemen, can earn
_______________

[5]	Francesco Guarascio. “EU warns banks may face higher bad loan risk when ECB tightens.” Reuters, July 17, 2015.
[6]	“Greece. IMF Country Report No. 17/40.” International Monetary Fund, February 2017.
[7]	Time Wallace. “EU faces crisis as IMF warns Greek debts are on ‘explosive’ path.” The Telegraph, February 7, 2017.
[8]	Gabriel Wildau. “Chinese cities revive crackdown on home loans as property bubble concerns grow.” Financial Times, March 20, 2017.
[9]	Huileng Tan. “China’s property bubble represents a social risk: Renowned Chinese economist.” Bloomberg, March 24, 2017.
[10]	Kenneth Rapoza. “Shanghai Housing Prices Completely Unsustainable.” Forbes, March 19, 2017.

interest rates of up to 20%. The majority of these loans (about 60%) are being used to “prop up companies in sectors like mining and property where Beijing wants to reduce excess capacity.”11  The quality and pricing of entrusted loans is highly questionable, as “few Chinese companies have the personnel to adequately assess credit risk,”11 which is alarming. On a much smaller scale, but in a similar vein, China has also seen an explosion of peer-to-peer lending. Peer-to-peer loans have grown to 885.7 billion yuan, or $128 billion, up 8 times in only about 2 years. Lenders can expect yields of 8-12%, offering credit to high-risk consumers who are not able to get traditional bank financing.12  With wealth management ($3.8 trillion) and trust products ($2.2 trillion)13  also rapidly growing, shadow banking in China is becoming ever more popular and fraught with risk.

Speculation isn’t limited to China’s property and lending markets, however. The Financial Times reports that money has also started to flood into domestic private equity, as “overseas acquisitions become increasingly challenging amid Beijing’s clampdown on moving money offshore.” Nearly one-fifth of global early-stage private equity investments are made in China (approximately $15 billion). Valuations have sky-rocketed, with multiples coming in at around 30 times earnings before interest, tax, depreciation, and amortization (EBITDA), which compares with around 17 times in Asia-Pacific and 10 times in the U.S.14  It’s hard to earn your cost of capital at these nosebleed valuations. Overpaying, then trying to protect your intellectual property in China? Priceless.

Despite what may be an attractive long-term outlook for China, near-term risks continue to keep us at bay. Our indirect exposure to China (via existing holdings) is heavily weighted toward the Chinese consumer vs. fixed asset investment, which is not likely to change for the foreseeable future.

Calm Before The Storm?

The following Bloomberg chart illustrates the complacency we are seeing from today’s market participants. While global economic policy uncertainty is near multi-decade highs (e.g. Brexit, European elections, the Trump presidency, impeachments in Brazil and South Korea), stock market volatility (per the VIX Index) is approaching all-time lows. The recent divergence, compared with a more correlated historical relationship, is revealing. One would typically expect increased market volatility in periods of high economic policy uncertainty, yet we are seeing the exact opposite. Is this the calm before the storm?

_______________

[11]	Rachel Rosenthal and Anjie Zheng. “Chinese Companies Rush In With Nearly $2 Trillion Where Bankers Fear to Lend.” The Wall Street Journal, February 9, 2017.
[12]	Yusho Cho. “China’s yield-strapped investors spark peer-to-peer explosion.” Nikkei Asian Review, March 17, 2017.
[13]	“China’s $9 Trillion Moral Hazard Is Now Too Big to Ignore.” Bloomberg News. February 21, 2017.
[14]	“Chinese private equity: look elsewhere.” Lex column, Financial Times, March 15, 2017.

It’s certainly possible. When the masses start to brush aside risk factors (and valuation) and throw caution to the wind, one is better off doing the opposite. As “animal spirits” have taken hold and stock prices drift away from economic reality, finding suitable investments has become especially challenging. That said, we will continue to keep our heads down in search for the next attractive investment opportunity. We are eager to put our cash to work, but will remain disciplined in our approach, with a keen focus on downside protection. Highlighted below are a few examples where we’ve recently found value:

Whitbread PLC (WTB LN)
(Analyst: Jordan Teschendorf)

Description

Whitbread is the largest hospitality group in the United Kingdom, with over 730 hotels and 2,000 coffee shops, operating primarily under two strong brand names, Premier Inn and Costa. Premier Inn is the largest branded budget hotel chain in the U.K. and Costa is the largest branded coffee chain in the U.K. Whitbread also operates over 400 restaurants, nearly 95% of which are co-located with a Premier Inn. The group owns and operates the majority of its hotels, while it utilizes a number of channels to bring its Costa brand to market, including equity stores, franchised stores, wholesale arrangements, and express kiosks. The company is headquartered in Dunstable, U.K. and generates over 95% of its revenue in the U.K.

Good Business

•	Whitbread is the U.K. market leader in the economy hotel and branded coffee shop market with two strong and focused brands. Economies of scale are present in each business.

•	The company has successfully exited non-core businesses over the last ten years and focused on organic growth, driving improved margins and returns on capital.

•
Premier Inn derives a high and growing proportion of its bookings directly from its online bookings platform, PremierInn.com, which allows it to sell its inventory of rooms with very low distribution costs, invest at higher rates than competitors, and maintain a superior product.

•
The company’s lease-adjusted return on invested capital was 11.7% in fiscal year 2016. Returns have averaged 11.5%, 11.0%, and 10.0% over the last 3-, 5-, and 10- year periods, respectively, well in excess of the company’s cost of capital.

•
Whitbread maintains a solid balance sheet with net leverage of 1.3 times EBITDA at the end of the most recently completed period, earning a BBB credit rating from Fitch. Adjusted for off-balance sheet leases, net debt is a reasonable 3.3 times earnings before interest, taxes, depreciation, amortization, and rent costs (EBITDAR), and the company is committed to keeping it below 3.5 times.

Valuation

•	The stock is down over 24% from its high in spring 2015, significantly underperforming the FTSE All-Share Index since that time.

•	The company’s 12-month forward price-to-earnings multiple is 15.0 times, which is below the 5-year and 10-year averages of 17.4 times and 15.7 times, respectively.

•	Shares currently yield 5.2% on our estimate of fiscal year 2017 underlying free cash flow.

Management

•	Alison Brittain joined Whitbread as CEO Designate in September 2015 before taking over as CEO in December 2015. She previously served as Director of Retail at Lloyds Banking Group (2011–2015).

•	Nicholas Cadbury has been Group Finance Director since November 2012, previously serving as CFO of Premier Farnell Plc.

•	The management team prioritizes returns on capital when considering growth and this measure is linked to the long term incentive plan.

Investment Thesis

Premier Inn and Costa have proven to be relatively defensive businesses, capable of growing organically and taking market share in many economic environments. After a period of impressive growth, Whitbread’s shares have come under pressure over the past 18 months as investors have grown cautious on the U.K. hotel cycle and the general sentiment of the U.K. consumer. This has provided us with the opportunity to invest in a high-quality and steadily-growing company, at a relatively attractive valuation.

Vivendi SA (VIV FR)
(Analyst: Dan Sievers)

Description

Vivendi SA is a media holding company headquartered in Paris, France.  Following a multi-year transition, Vivendi’s value lies principally in its two leading content-media businesses, Universal Music Group (UMG) and Canal+, followed by net cash and public equity investments worth about €7 billion. UMG (€5.2 billion in 2016 revenues) is #1 globally in recorded music and music publishing, and returned to growth in 2015 and 2016. Canal+ (€5.3 billion in 2016 revenues) contains the leading European film studio (StudioCanal) and is a leader in premium PayTV channels and packages in France and PayTV channels in Poland, Vietnam, and thirty French-speaking African countries.

Good Business

•
Global recorded music industry revenues fell by more than 50% between 1999 and 2014 but returned to growth in 2015, and accelerated in 2016. Absolute dollar decreases in physical sales have become smaller while digital streaming and subscription revenues continue to grow rapidly (Spotify, Apple Music, etc.), appealing to new customers and markets due to broad content libraries and attractive interfaces that are steering listeners away from piracy at the margin. In 2016, global recorded music industry revenue share was 29% for Vivendi’s UMG, 22% for Sony Music, and 17% for Warner Music Group. While the industry remains very competitive, these three players are unified in their pursuit of artists’ interests and copyright protections.

•
Canal+ has a French premium channels business that is generating significant losses (high sports rights costs and an irrational competitor), but “everything is on the table” to reach break-even by Fiscal Year 2018, and this is just one piece of Canal+.  Canal+ also owns CanalSat (France), which is nicely profitable, and ongoing profit growth is expected from StudioCanal and the Canal+ International PayTV businesses, where subscriptions grew 14% to 6.2 million in 2016.

•
Both businesses have difficult-to-replicate content libraries, are leaders in their respective industries, and offer growth potential. Neither business requires significant incremental fixed capital investment, and both are capable of attractive returns on capital employed.

Valuation

•
Vivendi trades for less than 1.2 times adjusted enterprise value to sales. This compares to UMG segment operating margins of 13% (and rising), and Canal+ segment operating margins of 6% including the aforementioned losses with potential well into the double digits as those losses are reduced.

•
If the Canal+ French premium channels business were break-even today, we believe Vivendi would be trading at less than 8 times adjusted enterprise value-to-trailing EBITDA. The losses distort near-term valuation metrics. As Vivendi makes progress toward break-even in Fiscal Year 2018, we note that our adjusted enterprise value to estimated Fiscal Year 2019 EBITDA is 7.4 times.

•	Our sum of the parts value for Vivendi exceeds €22, offering more than 20% upside at present.

Management

•	Vivendi is actively chaired by Vincent Bollore, an astute capital allocator whose controlled-company owns 20% of Vivendi’s shares (and about 29% of the voting rights).

•	Vivendi has excess cash and securities and CEO Arnaud de Puyfontaine has placed some emphasis on returning capital to shareholders through buybacks and both regular and special dividends.

Investment Thesis

Despite lingering investor bias against recorded music, the value of UMG’s content library and UMG’s growth outlook look more positive now than at any time in the last 15 years. While Canal+ Group has a loss-making French premium channels business, it also has a valuable content library in StudioCanal, and an attractive growing International PayTV business (especially throughout French-speaking Africa). Net cash and public investment stakes of about €7 billion provide balance sheet safety, strategic optionality, and return potential. We view the current valuation as providing adequate downside protection and attractive upside, should management achieve break-even at Canal+ French premium channel in Fiscal Year 2018.

Thank you for your support of the FMI International Fund.

This shareholder letter is unaudited.

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 78.2%
COMMON STOCKS — 71.9% (a)

COMMERCIAL SERVICES SECTOR — 8.5%
	Advertising/Marketing Services — 2.0%
6,792,000	WPP PLC (Jersey) (b)	$147,481,785	$148,874,062
	Miscellaneous Commercial Services — 3.5%
1,074,966	DKSH Holding AG (Switzerland) (b)	68,415,594	83,266,799
2,460,000	Secom Co. Ltd. (Japan) (b)	171,376,897	176,769,246
		239,792,491	260,036,045
	Personnel Services — 3.0%
3,100,000	Adecco Group AG (Switzerland) (b)	190,781,180	220,113,673

COMMUNICATIONS SECTOR — 3.4%
	Wireless Telecommunications — 3.4%
1,796,300	Millicom International Cellular S.A.
	(Sweden) (b)	91,055,568	100,163,158
7,740,000	Vivendi S.A. (France) (b)	147,569,568	150,145,984
		238,625,136	250,309,142

CONSUMER DURABLES SECTOR — 8.3%
	Electronics/Appliances — 2.6%
6,845,000	Electrolux AB – Series B (Sweden) (b)	176,513,141	190,029,705
	Motor Vehicles — 1.6%
9,063,000	Isuzu Motors Ltd. (Japan) (b)	104,954,217	120,033,003
	Other Consumer Specialties — 1.2%
24,335,000	Samsonite International S.A.
	(Luxembourg) (b)	73,871,338	88,649,942
	Tools & Hardware — 2.9%
5,990,000	Makita Corp. (Japan) (b)	177,682,828	210,079,914

CONSUMER NON-DURABLES SECTOR — 10.7%
	Food: Major Diversified — 2.0%
1,945,000	Nestle’ S.A. (Switzerland) (b)	145,015,822	149,282,194
	Household/Personal Care — 8.7%
1,896,000	Henkel AG & Co. KGaA (Germany) (b)	186,820,720	210,851,161
5,322,000	Svenska Cellulosa AB
	(SCA Group) (Sweden) (b)	153,810,623	171,508,370
5,295,000	Unilever PLC (Britain) (b)	229,418,933	261,187,261
		570,050,276	643,546,792

CONSUMER SERVICES SECTOR — 7.0%
	Cable/Satellite TV — 1.6%
1,807,200	Liberty Global PLC (Britain)*	41,079,373	41,637,888
3,600,000	Shaw Communications Inc. (Canada)	69,012,383	74,633,981
		110,091,756	116,271,869
	Casinos/Gaming — 1.1%
67,280,000	Genting Malaysia Berhad (Malaysia) (b)	74,616,562	82,842,698

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 78.2% (Continued)
COMMON STOCKS — 71.9% (a) (Continued)

CONSUMER SERVICES SECTOR — 7.0% (Continued)
	Restaurants — 4.3%
5,175,000	Compass Group PLC (Britain) (b)	$86,337,636	$97,704,869
4,350,000	Whitbread PLC (Britain) (b)	199,988,909	215,844,864
		286,326,545	313,549,733

DISTRIBUTION SERVICES SECTOR — 3.3%
	Wholesale Distributors — 3.3%
1,761,800	Travis Perkins PLC (Britain) (b)	33,342,308	33,423,003
3,311,000	Wolseley PLC (Jersey) (b)	180,765,788	208,465,065
		214,108,096	241,888,068

ELECTRONIC TECHNOLOGY SECTOR — 5.8%
	Aerospace & Defense — 3.1%
24,121,000	Rolls-Royce Holdings PLC (Britain)* (b)	257,659,555	227,872,053
	Electronic Components — 2.7%
2,688,000	TE Connectivity Ltd. (Switzerland)	173,325,892	200,390,400

FINANCE SECTOR — 3.4%
	Property/Casualty Insurance — 3.4%
2,410,000	Admiral Group PLC (Britain) (b)	53,581,849	60,049,688
412,000	Fairfax Financial Holdings Ltd. (Canada)	205,879,935	187,496,635
		259,461,784	247,546,323

INDUSTRIAL SERVICES SECTOR — 3.4%
	Oilfield Services/Equipment — 3.4%
3,242,000	Schlumberger Ltd. (Curacao)	261,404,879	253,200,200

PROCESS INDUSTRIES SECTOR — 3.0%
	Chemicals: Agricultural — 3.0%
12,733,000	Potash Corp. of Saskatchewan Inc. (Canada)	281,085,092	217,479,640

PRODUCER MANUFACTURING SECTOR — 6.6%
	Industrial Conglomerates — 6.6%
5,170,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	167,571,084	217,192,072
13,055,000	Smiths Group PLC (Britain) (b)	226,870,788	265,256,876
		394,441,872	482,448,948

RETAIL TRADE SECTOR — 2.3%
	Department Stores — 0.6%
2,978,592	Hyundai GreenFood Co. Ltd.
	(South Korea) (b)	46,769,395	41,699,856
	Specialty Stores — 1.7%
830,000	Dufry AG (Switzerland)* (b)	102,027,759	126,375,727

TECHNOLOGY SERVICES SECTOR — 3.8%
	Information Technology Services — 3.8%
2,334,000	Accenture PLC (Ireland)	238,746,330	279,799,920

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 78.2% (Continued)
COMMON STOCKS — 71.9% (a) (Continued)

TRANSPORTATION SECTOR — 2.4%
	Other Transportation — 2.4%
44,544,000	Bolloré (France) (b)	$189,303,199	$172,415,331
219,509	Bolloré S.A. (France)* (b)	731,567	835,300
		190,034,766	173,250,631
	Total common stocks	4,954,868,497	5,285,570,538

PREFERRED STOCKS — 6.3% (a)

CONSUMER DURABLES SECTOR — 1.5%
	Motor Vehicles — 1.5%
1,165,000	Hyundai Motor Co. (South Korea) (b)	100,902,924	107,868,698

CONSUMER NON-DURABLES SECTOR — 1.9%
	Household/Personal Care — 1.9%
473,552	Amorepacific Corp. (South Korea) (b)	61,536,904	70,721,659
160,000	LG Household & Health Care Ltd.
	(South Korea) (b)	57,514,856	72,993,488
		119,051,760	143,715,147

ELECTRONIC TECHNOLOGY SECTOR — 2.9%
	Telecommunications Equipment — 2.9%
149,000	Samsung Electronics Co. Ltd.
	(South Korea) (b)	158,851,538	213,426,144
	Total preferred stocks	378,806,222	465,009,989
	Total long-term investments	5,333,674,719	5,750,580,527

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 22.0% (a)
	Bank Deposit Account — 8.4%
$615,960,230	U.S. Bank, N.A., 0.620%	$615,960,230	$615,960,230
	U.S. Treasury Securities — 13.6%
300,000,000	U.S. Treasury Bills, 0.557%, due 04/13/17^	299,935,000	299,939,700
400,000,000	U.S. Treasury Bills, 0.619%, due 04/20/17^	399,874,389	399,862,400
300,000,000	U.S. Treasury Bills, 0.649%, due 04/27/17^	299,841,833	299,853,900
	Total U.S. treasury securities	999,651,222	999,656,000
	Total short-term investments	1,615,611,452	1,615,616,230
	Total investments — 100.2%	$6,949,286,171	7,366,196,757
	Other assets, less liabilities — (0.2%) (a)		(11,173,575)
	TOTAL NET ASSETS — 100.0%		$7,355,023,182

*	Non-income producing security.
^	The rate shown is the yield as of March 31, 2017.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of March 31, 2017 the aggregate value of these securities was $4,495,941,863.

PLC	Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2017 (Unaudited)

			U.S. $ Value on		U.S. $ Value on
			March 31, 2017		March 31, 2017	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
4/21/17	Goldman	95,000,000	$119,083,856	118,839,300	$118,839,300	$(244,556)
	Sachs & Co.	British Pound		U.S. Dollar

4/21/17	JPMorgan	755,000,000	946,403,272	933,368,750	933,368,750	(13,034,522)
	Chase	British Pound		U.S. Dollar

4/21/17	JPMorgan	25,000,000	18,804,923	19,150,309	19,150,309	345,386
	Chase	Canadian Dollar		U.S. Dollar

4/21/17	State Street	305,000,000	229,420,056	233,198,613	233,198,613	3,778,557
	Global Markets,	Canadian Dollar		U.S. Dollar
	LLC

4/21/17	Goldman	45,000,000	48,050,976	48,148,200	48,148,200	97,224
	Sachs & Co.	Euro		U.S. Dollar

4/21/17	State Street	470,000,000	501,865,747	504,725,010	504,725,010	2,859,263
	Global Markets,	Euro		U.S. Dollar
	LLC

4/21/17	Bank of New	6,000,000,000	53,938,529	53,021,332	53,021,332	(917,197)
	York Mellon	Japanese Yen		U.S. Dollar

4/21/17	Northern	42,000,000,000	377,569,702	371,831,136	371,831,136	(5,738,566)
	Trust Co.	Japanese Yen		U.S. Dollar

4/21/17	Bank of New	10,000,000	2,257,788	2,235,136	2,235,136	(22,652)
	York Mellon	Malaysian Ringgit		U.S. Dollar

4/21/17	Goldman	250,000,000	56,444,710	55,512,379	55,512,379	(932,331)
	Sachs & Co.	Malaysian Ringgit		U.S. Dollar

4/21/17	Bank of New	25,000,000,000	22,361,777	21,934,635	21,934,635	(427,142)
	York Mellon	South Korean Won		U.S. Dollar

4/21/17	State Street	400,000,000,000	357,788,432	341,334,790	341,334,790	(16,453,642)
	Global Markets,	South Korean		U.S. Dollar
	LLC	Won

4/21/17	Bank of New	2,000,000,000	223,414,750	225,479,652	225,479,652	2,064,902
	York Mellon	Swedish Krona		U.S. Dollar

4/21/17	Northern	300,000,000	33,512,212	33,963,161	33,963,161	450,949
	Trust Co.	Swedish Krona		U.S. Dollar

4/21/17	Bank of New	450,000,000	449,802,380	451,493,541	451,493,541	1,691,161
	York Mellon	Swiss Franc		U.S. Dollar

4/21/17	JPMorgan	40,000,000	39,982,434	40,197,611	40,197,611	215,177
	Chase	Swiss Franc		U.S. Dollar
			$3,480,701,544		$3,454,433,555	$(26,267,989)
4/21/17	Bank of New	108,012,000	108,012,000	100,000,000	106,779,946	(1,232,054)
	York Mellon	U.S. Dollar		Euro
			3,588,713,544		$3,561,213,501	$(27,500,043)

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS
as of March 31, 2017 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
ASSETS:
Investments in securities, at value (a)	$6,645,450,129	$1,034,751,642	$7,366,196,757
Receivables from shareholders for purchases	4,324,649	3,561,486	42,300,231
Dividends and interest receivable	8,531,857	385,643	17,114,854
Receivable for investments sold	34,175,829	—	624,498
Unrealized appreciation on
forward currency contracts	—	—	11,502,619
Prepaid expenses	119,060	61,618	213,352
Foreign currency (b)	—	—	351
Total assets	$6,692,601,524	$1,038,760,389	$7,437,952,662

LIABILITIES:
Payable to brokers for investments purchased	$—	$—	$30,992,309
Payable to shareholders for redemptions	4,834,515	3,972,989	8,089,372
Payable to adviser for management fees	2,955,021	679,299	3,314,078
Payable for foreign currency transactions	—	—	44,760
Unrealized depreciation on
forward currency contracts	—	—	39,002,662
Other liabilities	1,114,739	180,930	1,486,299
Total liabilities	8,904,275	4,833,218	82,929,480
Net assets	$6,683,697,249	$1,033,927,171	$7,355,023,182

NET ASSETS:
Capital Stock	$4,456,501,837	$730,268,321	$6,843,596,093
Net unrealized appreciation (depreciation)
on investments:
Securities	1,963,508,309	260,817,320	416,910,586
Forward currency contracts	—	—	(27,500,043)
Foreign currency transactions	—	—	352,356
Accumulated undistributed net realized gain	253,233,896	43,064,455	187,146,485
Undistributed net investment income (loss)	10,453,207	(222,925)	(65,482,295)
Net assets	$6,683,697,249	$1,033,927,171	$7,355,023,182

CALCULATION OF NET ASSET VALUE PER SHARE:
Investor Class shares:
Net assets	$4,549,714,235	$855,970,669	$5,580,714,638
Shares outstanding	218,692,810	31,631,731	176,722,569
Shares authorized ($0.0001 par value)	400,000,000	200,000,000	300,000,000
Net asset value, offering and redemption price
per share	$20.80	$27.06	$31.58

Institutional Class shares:
Net assets	$2,133,983,014	$177,956,502	$1,774,308,544
Shares outstanding	102,609,703	6,575,364	56,180,068
Shares authorized ($0.0001 par value)	200,000,000	100,000,000	200,000,000
Net asset value, offering and redemption price
per share	$20.80	$27.06	$31.58

(a)	Identified cost of investments	$4,681,941,820	$773,934,322	$6,949,286,171
(b)	Identified cost of foreign currency	$—	$—	$351

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2017 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
INCOME:
Dividends*	$50,264,265	$5,010,670	$46,202,032
Interest	968,173	318,456	2,397,647
Total income	51,232,438	5,329,126	48,599,679
EXPENSES:
Management fees	22,717,150	4,500,230	21,300,642
Shareholder servicing fees – Investor Class	3,402,318	404,981	3,559,025
Administration and accounting services	931,130	150,742	847,269
Printing and postage expense – Investor Class	213,977	29,907	216,301
Printing and postage expense – Institutional Class	18,658	3,976	17,402
Transfer agent fees – Investor Class	149,644	30,385	82,096
Transfer agent fees – Institutional Class	59,700	9,601	27,388
Custodian fees	111,878	18,673	454,595
Registration fees	68,600	38,691	324,896
Board of Directors fees	63,300	63,300	63,300
Professional fees	36,990	31,540	32,957
Other expenses	104,004	32,872	73,965
Total expenses	27,877,349	5,314,898	26,999,836
NET INVESTMENT INCOME	23,355,089	14,228	21,599,843
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	320,329,115	47,657,690	60,416,110
Forward currency contracts	—	—	167,469,090
Foreign currency transactions	—	—	(29,011,563)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	320,329,115	47,657,690	198,873,637
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS:
Securities	320,478,169	61,429,492	210,998,469
Forward currency contracts	—	—	(1,400,189)
Foreign currency transactions	—	—	459,841
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS:	320,478,169	61,429,492	210,058,121
NET GAIN ON INVESTMENTS	640,807,284	109,087,182	408,931,758
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$664,162,373	$109,101,410	$430,531,601

* Net withholding taxes	$589,111	$—	$4,285,350

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2017 (Unaudited) and For the Year Ended September 30, 2016

	2017	2016
OPERATIONS:
Net investment income	$23,355,089	$85,422,434
Net realized gain on investments	320,329,115	444,975,000
Net change in unrealized appreciation on investments	320,478,169	368,090,908
Net increase in net assets from operations	664,162,373	898,488,342
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(54,156,552)	(85,598,665)
Net investment income – Institutional Class	(17,815,881)	—
Net realized gains – Investor Class	(295,164,433)	(756,814,477)
Net realized gains – Institutional Class	(94,830,701)	—
Total distributions	(461,967,567)	(842,413,142)
FUND SHARE ACTIVITIES:
Net decrease in net assets
derived from Fund share activities (Note 8)	(94,606,546)	(1,979,189,844)
TOTAL INCREASE (DECREASE)	107,588,260	(1,923,114,644)
NET ASSETS AT THE BEGINNING OF THE PERIOD	6,576,108,989	8,499,223,633
NET ASSETS AT THE END OF THE PERIOD	$6,683,697,249	$6,576,108,989
Undistributed net investment income	$10,453,207	$59,070,551
FUND SHARE TRANSACTIONS:
Net decrease in shares outstanding (Note 8)	(4,304,730)	(99,312,442)

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2017 (Unaudited) and For the Year Ended September 30, 2016

	2017	2016
OPERATIONS:
Net investment income (loss)	$14,228	$(607,379)
Net realized gain on investments	47,657,690	59,697,294
Net change in unrealized appreciation on investments	61,429,492	64,237,052
Net increase in net assets from operations	109,101,410	123,326,967
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(42,282)	—
Net investment income – Institutional Class	(28,262)	—
Net realized gains – Investor Class	(40,682,135)	(118,034,018)
Net realized gains – Institutional Class	(6,638,215)	—
Total distributions	(47,390,894)	(118,034,018)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	27,563,121	(304,416,881)
TOTAL INCREASE (DECREASE)	89,273,637	(299,123,932)
NET ASSETS AT THE BEGINNING OF THE PERIOD	944,653,534	1,243,777,466
NET ASSETS AT THE END OF THE PERIOD	$1,033,927,171	$944,653,534
Undistributed net investment loss	$(222,925)	$(166,609)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	1,041,107	(12,480,330)

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2017 (Unaudited) and For the Year Ended September 30, 2016

	2017	2016
OPERATIONS:
Net investment income	$21,599,843	$34,802,975
Net realized gain on investments	198,873,637	96,862,002
Net change in unrealized appreciation on investments	210,058,121	311,306,685
Net increase in net assets from operations	430,531,601	442,971,662
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(146,718,193)	(48,049,577)
Net investment income – Institutional Class	(21,606,217)	—
Net realized gains – Investor Class	(34,095,065)	(536,796)
Net realized gains – Institutional Class	(4,989,390)	—
Total distributions	(207,408,865)	(48,586,373)
FUND SHARE ACTIVITIES:
Net increase in net assets derived from
Fund share activities (Note 8)	2,106,158,422	2,325,388,962
TOTAL INCREASE	2,329,281,158	2,719,774,251
NET ASSETS AT THE BEGINNING OF THE PERIOD	5,025,742,024	2,305,967,773
NET ASSETS AT THE END OF THE PERIOD	$7,355,023,182	$5,025,742,024
Undistributed net investment income (loss)	$(65,482,295)	$81,242,272
FUND SHARE TRANSACTIONS:
Net increase in shares outstanding (Note 8)	69,012,388	80,416,363

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class

	(Unaudited)
	For the
	Six Month
	Period
	Ending
	March 31,		Year Ended September 30,
	2017		2016	2015	2014	2013	2012
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$20.20		$20.00	$22.21	$20.52	$17.38	$14.31
Income from
investment operations:
Net investment income(1)	0.07		0.21	0.19	0.19	0.18	0.20
Net realized and
unrealized gains (loss)
on investments	2.01		2.04	(0.17)	2.92	3.37	3.46
Total from
investment operations	2.08		2.25	0.02	3.11	3.55	3.66
Less distributions:
Distributions from net
investment income	(0.23)		(0.21)	(0.18)	(0.18)	(0.20)	(0.17)
Distributions from net
realized gains	(1.25)		(1.84)	(2.05)	(1.24)	(0.21)	(0.42)
Total from distributions	(1.48)		(2.05)	(2.23)	(1.42)	(0.41)	(0.59)
Net asset value,
end of period	$20.80		$20.20	$20.00	$22.21	$20.52	$17.38
TOTAL RETURN	10.58	%(2)	12.36%	(0.54%)	15.77%	20.94%	26.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	4,549,714		6,576,109	8,499,224	9,217,399	8,122,016	6,167,813
Ratio of expenses to
average net assets	0.87	%(3)	0.90%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income
to average net assets	0.69	%(3)	1.09%	0.87%	0.87%	0.95%	1.25%
Portfolio turnover rate	13	%(2)(4)	17%	18%	31%	30%	21%

(1)	Net investment income per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class

	(Unaudited)
	For the Period
	from October 31, 2016*
	to March 31, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.73
Income from investment operations:
Net investment income(1)	0.07
Net realized and unrealized gains on investments	2.48
Total from investment operations	2.55
Less distributions:
Distributions from net investment income	(0.23)
Distributions from net realized gains	(1.25)
Total from distributions	(1.48)
Net asset value, end of period	$20.80
TOTAL RETURN	13.25	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,133,983
Ratio of expenses to average net assets	0.74	%(3)
Ratio of net investment income to average net assets	0.78	%(3)
Portfolio turnover rate	13	%(2)(4)

*	Inception date.
(1)	Net investment income per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class

	(Unaudited)
	For the
	Six Month
	Period
	Ending
	March 31,		Year Ended September 30,
	2017		2016	2015	2014	2013	2012
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$25.42		$25.05	$29.12	$29.05	$25.43	$22.63
Income from
investment operations:
Net investment
income (loss)(1)	(0.00	)*	(0.01)	0.01	0.04	0.07	0.09
Net realized and
unrealized gains (loss)
on investments	2.92		2.84	(0.74)	2.91	6.05	4.79
Total from
investment operations	2.92		2.83	(0.73)	2.95	6.12	4.88
Less distributions:
Distributions from net
investment income	0.00		—	(0.02)	(0.13)	(0.09)	(0.04)
Distributions from net
realized gains	(1.28)		(2.46)	(3.32)	(2.75)	(2.41)	(2.04)
Total from distributions	(1.28)		(2.46)	(3.34)	(2.88)	(2.50)	(2.08)
Net asset value,
end of period	$27.06		$25.42	$25.05	$29.12	$29.05	$25.43
TOTAL RETURN	11.65	%(2)	12.61%	(3.38%)	10.44%	26.63%	22.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	855,971		944,654	1,243,777	1,407,840	1,259,158	1,118,501
Ratio of expenses to
average net assets	1.08	%(3)	1.12%	1.17%	1.18%	1.19%	1.20%
Ratio of net investment income
(loss) to average net assets	0.00	%(3)	(0.06%)	0.04%	0.14%	0.26%	0.38%
Portfolio turnover rate	13	%(2)(4)	17%	29%	33%	24%	43%

*	Amount is less than ($0.005).
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class

	(Unaudited)
	For the Period
	from October 31, 2016*
	to March 31, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$24.72
Income from investment operations:
Net investment income(1)	0.01
Net realized and unrealized gains on investments	3.62
Total from investment operations	3.63
Less distributions:
Distributions from net investment income	(0.01)
Distributions from net realized gains	(1.28)
Total from distributions	(1.29)
Net asset value, end of period	$27.06
TOTAL RETURN	14.83	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	177,956
Ratio of expenses to average net assets	1.01	%(3)
Ratio of net investment income to average net assets	0.06	%(3)
Portfolio turnover rate	13	%(2)(4)

*	Inception date.
(1)	Net investment income per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Investor Class

	(Unaudited)
	For the
	Six Month
	Period
	Ending
	March 31,		Year Ended September 30,
	2017		2016	2015	2014	2013	2012
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period	$30.67		$27.63	$28.64	$26.34	$22.12	$18.06
Income from
investment operations:
Net investment income(1)	0.11		0.29	0.25	0.30	0.25	0.22
Net realized and
unrealized gains (loss)
on investments	1.92		3.27	(0.30)	2.74	4.29	4.00
Total from
investment operations	2.03		3.56	(0.05)	3.04	4.54	4.22
Less distributions:
Distributions from net
investment income	(0.91)		(0.51)	(0.58)	(0.19)	(0.08)	(0.16)
Distributions from net
realized gains	(0.21)		(0.01)	(0.38)	(0.55)	(0.24)	—
Total from distributions	(1.12)		(0.52)	(0.96)	(0.74)	(0.32)	(0.16)
Net asset value,
end of period	$31.58		$30.67	$27.63	$28.64	$26.34	$22.12
TOTAL RETURN	6.86	%(2)	13.07%	(0.19%)	11.74%	20.87%	23.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in 000’s $)	5,580,715		5,025,742	2,305,968	474,358	137,906	67,316
Ratio of expenses to
average net assets
Before expense
reimbursement	0.92	%(3)	0.94%	0.98%	1.03%	1.15%	1.45%
After expense
reimbursement	0.92	%(3)	0.94%	0.98%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets
Before expense
reimbursement	0.70	%(3)	1.01%	0.87%	1.05%	0.89%	0.62%
After expense
reimbursement	0.70	%(3)	1.01%	0.87%	1.08%	1.04%	1.07%
Portfolio turnover rate	15	%(2)(4)	16%	9%	22%	21%	20%

(1)	Net investment income per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class

	(Unaudited)
	For the Period
	from October 31, 2016*
	to March 31, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$30.36
Income from investment operations:
Net investment income(1)	0.11
Net realized and unrealized gains on investments	2.24
Total from investment operations	2.35
Less distributions:
Distributions from net investment income	(0.92)
Distributions from net realized gains	(0.21)
Total from distributions	(1.13)
Net asset value, end of period	$31.58
TOTAL RETURN	7.97	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,774,308
Ratio of expenses to average net assets	0.80	%(3)
Ratio of net investment income to average net assets	0.84	%(3)
Portfolio turnover rate	15	%(2)(4)

*	Inception date.
(1)	Net investment income per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001, and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981.

Effective October 31, 2016, the Funds offer two classes of shares (Investor and Institutional). The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan. A higher investment minimum is required for the Institutional Class than the Investor Class. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets. The Board of Directors  (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standard Board (“FASB”) Accounting Standards Codification “Financial Series – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. Effective April 30, 2017, the International Fund will be closed to new investors.

(a)
Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury Securities are valued at the

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

close price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of March 31, 2017, there were no securities that were internally fair valued. For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of March 31, 2017, based on the inputs used to value them:

	Large Cap	Common Stock	International	International
	Fund	Fund	Fund	Fund
	Investments	Investments	Investments	Other Financial
Valuation Inputs	in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 — Common Stocks	$6,239,132,880	$843,793,459	$1,254,638,664	$—
Level 2 — Common Stocks	—	—	4,030,931,874	—
Preferred Stocks	—	—	465,009,989	—
Short-Term
Bank Deposit
Account	406,317,249	90,992,583	615,960,230	—
U.S. Treasury
Securities	—	99,965,600	999,656,000	—
Forward Currency
Contracts	—	—	—	11,502,619
Total Level 2	406,317,249	190,958,183	6,111,558,093	11,502,619
Level 3 —	—	—	—	—
Total Assets	6,645,450,129	1,034,751,642	7,366,196,757	11,502,619
Liabilities:
Level 2 — Forward Currency
Contracts	—	—	—	(39,002,662)
Total	$6,645,450,129	$1,034,751,642	$7,366,196,757	$(27,500,043)

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the six month period ending March 31, 2017.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were sixteen forward currency contracts outstanding during the six month period ending March 31, 2017. These contracts are not subject to master netting agreements.

The fair value of the forward currency contracts as of March 31, 2017, is included in the following location on the Statement of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$11,502,619	Unrealized	$(39,002,662)
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2017, are recorded in the following location on the Statement of Operations for the International Fund:

		Realized		Unrealized
	Location	Gain	Location	(Loss)
Forward currency	Net realized	$167,469,090	Net change in	$(1,400,189)
contracts	gain on forward		unrealized depreciation
	currency contracts		on forward
currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statement of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. The Funds did not hold any restricted securities as of March 31, 2017.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and Federal and the state of Wisconsin for the Predecessor Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the six months ending March 31, 2017, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2017, open Federal tax years include the three fiscal tax years ended September 30, 2016.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Pursuant to current Investment Advisory agreements, effective as of February 1, 2017, the Adviser is entitled to receive a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

•	Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

•	Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; 0.80% of the assets over $1.0 billion.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Prior to February 1, 2017, the Adviser was entitled to the following annual percentages of each Fund’s average daily net assets:

•	Large Cap Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

•
Common Stock Fund: 0.95% of the assets from $0 - $500 million; 0.90% of the assets from $500 million - $1.0 billion; 0.85% of the assets from $1.0 - $1.5 billion; and 0.80% of the assets over $1.5 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective Investment Advisory or operating expenses limitation agreements, FMI will reimburse the Funds for expenses as follows:

	Investor Class Expense Cap	Institutional Class Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%

For the six month period ending March 31, 2017, there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending March 31, 2017, no such expenses were charged to the shareholders of either Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —
(Continued)

occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At March 31, 2017, two financial intermediaries are the beneficial owners of approximately 7.0% and 5.3% of the Large Cap Fund’s shares.

(3)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board of Directors.  The Board of Directors may also authorize the Funds to pay for shareholder services outside of the plan.

For the six month period ending March 31, 2017, shareholder serving fees incurred are disclosed on the Statements of Operations.

(4)	Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $675,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective June 3, 2016, for the Company for the purposes of having cash available to satisfy redemption requests. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the six month period ending March 31, 2017, none of the Funds borrowed against the Agreement. The new Agreement is subject to renewal on June 2, 2017.

(5)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On December 16, 2016, the following distributions were declared and paid to shareholders of record of the respective Funds on December 15, 2016:

	Large Cap	Common Stock	International
	Fund	Fund	Fund
Net Investment Income (Investor Class)	$54,156,552	$42,282	$146,718,193
Per Share Amount (Investor Class)	$0.22855828	$0.00133499	$0.91189367
Net Investment Income (Institutional Class)	$17,815,881	$28,262	$21,606,217
Per Share Amount (Institutional Class)	$0.23402826	$0.00546860	$0.91766187
Short-Term Realized Gain (Investor Class)	$—	$479,828	$13,695,304
Per Share Amount (Investor Class)	$—	$0.01515	$0.08512
Short-Term Realized Gain (Institutional Class)	$—	$78,295	$2,004,138
Per Share Amount (Institutional Class)	$—	$0.01515	$0.08512
Long-Term Realized Gain (Investor Class)	$295,164,433	$40,202,307	$20,399,761
Per Share Amount (Investor Class)	$1.24569	$1.26934	$0.12679
Long-Term Realized Gain (Institutional Fund)	$94,830,701	$6,559,920	$2,985,252
Per Share Amount (Institutional Amount)	$1.24569	$1.26934	$0.12679

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(6)	Investment Transactions —

For the six month period ending March 31, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$760,509,405	$112,356,142	$1,947,740,394
Sales	1,120,889,534	212,967,863	737,133,020

(7)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2016:

				Net
				Unrealized		Distribu-
				Appreciation	Distribu-	table	Other
		Gross	Gross	(Depreciation)	table	Long-Term	Accum-
	Cost of	Unrealized	Unrealized	on	Ordinary	Capital	ulated
	Investments	Appreciation	Depreciation	Investments	Income	Gains	Losses
Large Cap
Fund	$5,004,516,670	$1,766,480,366	$(167,614,795)	$1,598,865,571	$59,070,551	$367,064,484	$—
Common
Stock
Fund	744,119,016	218,867,589	(22,722,670)	196,144,919	—	45,970,024	(166,609)
International
Fund	4,830,230,412	465,144,798	(260,052,438)	205,092,360	65,713,768	16,466,037	1,032,188

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the six month period ending March 31, 2017 the year ended September 30, 2016 are:

	March 31, 2017		September 30, 2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Large Cap Fund	$71,972,433	$389,995,134	$153,479,727	$688,933,415
Common Stock Fund	628,667	46,762,227	—	118,034,018
International Fund	184,023,852	23,385,013	48,049,577	536,796

For tax purposes, the Common Stock Fund is permitted to defer into its next fiscal year $166,609 of late year losses.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(8)	Fund Share Transactions —

Transactions in Fund shares were as follows:

	Six Month Period Ending		Year Ended
	March 31, 2017		September 30, 2016
Large Cap Fund	Shares	Amount	Shares	Amount

Purchases
Investor Class	338,234,772	$311,207,939	49,558,557	$952,385,108
Institutional Class	107,087,674	2,232,311,969	—	—
Reinvestment of dividends
and distributions
Investor Class	17,228,386	343,878,586	43,713,542	796,897,874
Institutional Class	4,373,527	87,208,121	—	—
Redemptions
Investor Class	(462,377,591)	(2,889,401,896)	(192,584,541)	(3,728,472,826)
Institutional Class	(8,851,498)	(179,811,265)	—	—
Total Investor Class	(106,914,433)	(2,234,315,371)	(99,312,442)	(1,979,189,844)
Total Institutional Class	102,609,703	2,139,708,825	—	—
Net decrease	(4,304,730)	$(94,606,546)	(99,312,442)	$(1,979,189,844)

	Six Month Period Ending		Year Ended
	March 31, 2017		September 30, 2016
Common Stock Fund	Shares	Amount	Shares	Amount

Purchases
Investor Class	39,012,711	$50,671,160	5,314,334	$128,194,956
Institutional Class	6,522,323	173,628,525	—	—
Reinvestment of dividends
and distributions
Investor Class	1,488,053	39,165,565	5,129,663	114,904,447
Institutional Class	251,636	6,623,050	—	—
Redemptions
Investor Class	(46,035,021)	(237,227,763)	(22,924,327)	(547,516,284)
Institutional Class	(198,595)	(5,297,416)	—	—
Total Investor Class	(5,534,257)	(147,391,038)	(12,480,330)	(304,416,881)
Total Institutional Class	6,575,364	174,954,159	—	—
Net increase (decrease)	1,041,107	$27,563,121	(12,480,330)	$(304,416,881)

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(8)	Fund Share Transactions — (Continued)

	Six Month Period Ending		Year Ended
	March 31, 2017		September 30, 2016
International Fund	Shares	Amount	Shares	Amount
Purchases
Investor Class	232,354,930	$2,039,041,252	99,474,241	$2,874,668,799
Institutional Class	57,514,138	1,749,994,395	—	—
Reinvestment of dividends
and distributions
Investor Class	5,915,278	175,802,061	1,718,023	47,743,869
Institutional Class	894,973	26,589,641	—	—
Redemptions
Investor Class	(225,437,888)	(1,816,560,842)	(20,775,901)	(597,023,706)
Institutional Class	(2,229,043)	(68,708,085)	—	—
Total Investor Class	12,832,320	398,282,471	80,416,363	2,325,388,962
Total Institutional Class	56,180,068	1,707,875,951	—	—
Net increase	69,012,388	$2,106,158,422	80,416,363	$2,325,388,962

(9)	Change In Independent Registered Public Accounting Firm —

On December 15, 2016, FMI Funds, Inc. (the “Funds”), by action of the Audit Committee of the Board of Directors, dismissed PricewaterhouseCoopers LLP as the independent registered public accounting firm, and engaged Cohen & Company, Ltd. to serve as the independent registered public accounting firm to audit the financial statements of the Funds for the fiscal year ending September 30, 2017.

PricewaterhouseCoopers LLP’s reports on the Funds’ financial statements for each of the fiscal years ended September 30, 2015 and September 30, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Funds’ fiscal years ended September 30, 2015 and September 30, 2016 and the interim period through December 15, 2016 (the “Interim Period”), (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in their reports on the Funds’ financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Funds’ fiscal years ended September 30, 2015 and September 30, 2016 and the Interim Period, neither the Funds nor anyone on its behalf has consulted Cohen & Company, Ltd. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the FMI Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(10)	Subsequent Events —

Management has evaluated Fund related events and transactions that occurred subsequent to March 31, 2017, through the date of issuance of the Funds’ financial statements. Effective April 30, 2017, the International Fund will be closed to new investors.

(11)	Recent Accounting Pronouncements —

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
Investor Class
Actual Beginning Account Value 10/01/16	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/17	$1,105.80	$1,116.50	$1,068.60
Actual Expenses Paid
During Period* 10/01/16-3/31/17	$4.57	$5.70	$4.74
Hypothetical Beginning
Account Value 10/01/16	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 3/31/17	$1,020.59	$1,019.55	$1,020.34
Hypothetical Expenses Paid
During Period* 10/01/16-3/31/17	$4.38	$5.44	$4.63
Annualized Expense Ratio	0.87%	1.08%	0.92%
Institutional Class**
Actual Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 3/31/17	$1,132.50	$1,148.30	$1,079.70
Actual Expenses Paid
During Period *** 11/01/16-3/31/17	$3.24	$4.46	$3.42
Hypothetical Beginning
Account Value 10/01/16	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 3/31/17	$1,021.24	$1,019.90	$1,020.94
Hypothetical Expenses Paid
During Period* 10/01/16-3/31/17	$3.73	$5.09	$4.03
Annualized Expense Ratio	0.74%	1.01%	0.80%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2016 and March 31, 2017).

**	Inception date October 31, 2016.
***
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365 (to reflect the one-half year period between November 1, 2016 and March 31, 2017).

FMI Funds, Inc.
ADVISORY AGREEMENTS

Fiduciary Management, Inc. (the “Adviser”) is responsible for management of the investment portfolios of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively the “Funds”, or each a “Fund”), and for overall management of the Funds’ business and affairs pursuant to investment advisory agreements between FMI Funds, Inc., on behalf of each Fund, and the Adviser.  The Funds held a meeting of the Board of Directors (the “Board”) on December 15, 2016, at which meeting the members of the Board (the “Directors”) gave consideration to information bearing on the continuation of the investment advisory agreements for the Funds (the “advisory agreements”), and unanimously approved the continuation of the advisory agreements.  At this meeting, the directors had ample opportunity to consider matters they deemed relevant in considering the approval of the advisory agreements, and to request any additional information they considered reasonably necessary to their deliberations, without undue time constraints.  The Directors held a second meeting on January 12, 2017 at which the Directors unanimously approved a reduction in the fees of the FMI Large Cap Fund (the “Large Cap Fund”) and the FMI Common Stock Fund (the “Common Stock Fund”).

In advance of the meetings, the Adviser sent detailed information to the Directors to assist them in their evaluation of the advisory agreements.  This information included, but was not limited to, a memorandum that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements, which was provided by the counsel to the Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”); information regarding the Adviser’s personnel and investment process; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; financial information about the Adviser; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about amounts paid to financial intermediaries; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of the advisory agreements.

As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider.  The Independent Directors were assisted in their evaluation of the advisory agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately in executive session.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Director, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

FMI Funds, Inc.
ADVISORY AGREEMENTS (Continued)

•
The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the advisory agreements and how the services performed by the Adviser under the advisory agreements differ from those performed for other investment companies and accounts.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds, and whether breakpoints are appropriate.

•	The costs and profitability of the Funds to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Directors.

•	Short-term and long-term investment performance of the Funds, including the past 1, 3, 5 and 10 year periods, including a comparison of performance to various benchmark indices and peer universes.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

These material considerations and determinations of the Directors, including all of the Independent Directors, are described below:

Nature and Quality of Investment Advisory Services

The Directors noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities.  The Directors discussed with management the nature of the collaborative investment process employed by the Adviser, which is team-based and highly research intensive, utilizing primarily in-house, fundamental research.  They concluded that this collaborative process is a key driver of the Funds’ positive long-term performance.

The Directors then confirmed that the Adviser has enough staff to efficiently conduct the research needed to manage the Funds.  They also determined that they continue to believe that the background and experience of the Adviser’s senior management benefits the Funds and its shareholders.  Based on the Directors’ assessment, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  Next, management reviewed with the Directors a comparison of the Funds’ advisory fees and overall fees and operating expenses to other similar funds, and then reviewed a comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds that make up the peer universes.

FMI Funds, Inc.
ADVISORY AGREEMENTS (Continued)

Overall, the Directors concluded that the Funds’ fees are reasonable in relation to the nature and quality of the services provided, and are reasonable when compared to the funds in the peer universes.

Comparison of Fee Structures of Other Accounts

The Directors inquired of management regarding the distinction between the services performed by the Adviser for institutional separate accounts or sub-advised mutual funds and those performed by the Adviser for the Funds.  The Adviser explained that the management of the Funds involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds.

The Directors concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for institutional separate accounts or sub-advised mutual funds.  Based on this determination, the Directors believe that the differential in advisory fees between the Funds and the institutional separate accounts and sub-advised mutual funds are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

Economies of Scale

The Directors confirmed in discussions with management that prior to the implementation of the breakpoints, as a Fund’s assets have risen over the last seven fiscal years, the Fund’s expense ratio has fallen, primarily as a consequence of the Adviser’s renegotiation of service contracts on behalf of the Funds.  They also noted that the Funds’ expense ratios have fallen as a result of the implementation of breakpoints, which they believe are fair and reasonable.  The Directors concluded that shareholders of the Funds have benefitted from decreased costs as a Funds’ assets have increased, as a result of the Adviser’s efforts to control and reduce expenses and the implementation of breakpoints.

Costs and Profitability

The Directors discussed the Adviser’s team-oriented approach, noting that all personnel are working on behalf of all the Adviser’s clients, including each Fund.  They then discussed the impact that intermediary service fees paid to intermediaries by the Adviser for the Funds had on the Adviser’s profitability.  As part of this discussion, the Directors noted that the Adviser’s pre-tax margins were generally comparable to that of publicly traded investment advisers.  The Directors also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable.

Performance

The Directors discussed the performance of the Funds for different time periods compared both to various benchmark indices and peer universes.  Specifically, the Large Cap Fund underperformed the benchmark S&P 500 within the last five years, while outperforming the benchmark over the last ten years and since inception; the Common Stock Fund underperformed the benchmark Russell 2000 within the last five years, while outperforming the benchmark over the last ten years and since inception; and the International Fund outperformed both the MSCI EAFE (USD) and MSCI EAFE (Local) benchmarks for one, three, five, and since the Fund’s inception.  Periods of underperformance and outperformance were explained by the Adviser.  The Directors concluded that each Fund’s performance (including absolute performance and

FMI Funds, Inc.
ADVISORY AGREEMENTS (Continued)

outperformance of peers and relevant benchmarks over long-term periods) supported continuation of the investment advisory agreements.  Where performance had lagged that of a relevant peer group or benchmark for certain recent periods, the Directors concluded that the positive absolute performance of a Fund supported continuation of the advisory arrangement, as it is not unusual for a Fund to lag a strong bull market due to its more conservative investment style.

Fall-Out Benefits

The Directors considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee).  The Directors concluded the primary fall-out benefits for the Adviser include: (1) the potential conversion of Fund shareholders to separate account clients, (2) the acquisition of research products and services in return for brokerage commissions paid by the Funds (“soft dollars”) and (3) reputational benefits as a result of its association with the Funds.  With regard to the brokerage commissions, the Directors determined that trades were executed in a manner designed to obtain best execution.  The Directors concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable, noting that, although the Adviser may derive such additional benefits, the Funds also could benefit from potential institutional shareholders who might choose to invest in the Funds because they want the Adviser’s services, but do not meet minimum separate account size requirements, and that the Funds could benefit from the Adviser’s use of soft dollars generated with respect to its separate account clients, and from reputational benefits as a result of the Funds’ association with the Adviser.

Determination Regarding Continuation

After reviewing the material provided for the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the advisory agreements.

Determination Regarding Reduction of Fees

On January 12, 2017, the Directors met to discuss a reduction in the investment advisory fees for the Large Cap Fund and the Common Stock Fund, including the Independent Directors meeting in executive session.  Management noted that while they continue to believe that the fees charged by the Adviser are fair and reasonable, management had determined that recent shifts in the competitive landscape required a re-evaluation of the fees paid to the Adviser by each of the Large Cap Fund and the Common Stock Fund.  The Directors discussed the changes in the competitive landscape and concluded that while the current advisory fees are fair and reasonable, the reduction in advisory fees would make each of the Funds more competitive.

The Directors reviewed with management the fee levels of each of the Large Cap Fund and the Common Stock Fund in comparison to the median fee levels of comparable funds in the peer universes.  The Directors then discussed the positive reception that the fee level reduction would likely receive with the shareholders of each of the Large Cap Fund and the Common Stock Fund.

After reviewing the material provided for the meeting, and management’s presentation, the Directors, including all of the Independent Directors, approved the reduction of the investment advisory fees for the Large Cap Fund and the Common Stock Fund.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance for Period Ended March 31, 2017

			Average Annual Total Returns
	3	1	3	5	10	Since	Inception
FMI FUND / INDEX	Months[1]	Year	Year	Year	Year	Inception[1]	Date
Large Cap –Investor Class	5.48%	16.09%	8.68%	12.16%	8.01%	8.92%	12-31-01
S&P 500	6.07%	17.17%	10.37%	13.30%	7.51%	6.99%	12-31-01
Large Cap – Institutional Class	5.53%	N/A	N/A	N/A	N/A	13.25%	10-31-16
S&P 500	6.07%	17.17%	10.37%	13.30%	7.51%	12.17%	10-31-16
Common Stock – Investor Class	3.52%	18.01%	6.63%	10.28%	8.54%	12.03%	12-18-81
Russell 2000	2.47%	26.22%	7.22%	12.35%	7.12%	10.45%	12-18-81
Common Stock – Institutional Class	3.52%	N/A	N/A	N/A	N/A	14.83%	10-31-16
Russell 2000	2.47%	26.22%	7.22%	12.35%	7.12%	17.08%	10-31-16
International – Investor Class	5.69%	14.35%	7.23%	10.99%	N/A	10.03%	12-31-10
MSCI EAFE Net (USD)	7.25%	11.67%	0.50%	5.83%	1.05%	4.20%	12-31-10
MSCI EAFE Net (LOC)	4.71%	18.00%	7.26%	10.70%	2.33%	7.92%	12-31-10
International – Institutional Class	5.69%	N/A	N/A	N/A	N/A	7.97%	10-31-16
MSCI EAFE Net (USD)	7.25%	11.67%	0.50%	5.83%	1.05%	8.70%	10-31-16
MSCI EAFE Net (LOC)	4.71%	18.00%	7.26%	10.70%	2.33%	10.80%	10-31-16

[1]	Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Statements of Net Assets are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

As of the Funds’ Prospectus dated January 31, 2017 and supplemented on March 17, 2017, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Investor Class annual operating expense ratios are: 0.84%, 1.04% and 0.94%, respectively.  The FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Institutional Class annual operating expense ratios are: 0.72%, 0.94%, and 0.80%, respectively.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2017, each supplemented on March 17, 2017.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

Please note that the FMI International Fund is closed to new investors, effective April 30, 2017.

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. Dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

The FTSE All-Share Index, originally known as the FTSE Actuaries All Share Index, is a capitalization-weighted index, comprising around 1000 of more than 2,000 companies traded on the London Stock Exchange. As at June 2011 the constituents of this index totaled 627. It aims to represent at least 98% of the full capital value of all UK companies that qualify as eligible for inclusion. The index base date is 10 April 1962 with a base level of 100.

The Consumer Confidence Index (CCI) is an index based on the monthly Conference Board survey that measures consumer sentiment regarding current and future economic conditions.

The Purchasing Managers Index (PMI) is an index based on monthly business surveys by the Institute for Supply Management, used to monitor the condition of industries and businesses.

All indices are unmanaged. It is not possible to invest directly into an index.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

GLOSSARY

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Enterprise Value-to-Sales Ratio – The enterprise value to sales ratio gives investors a quantifiable metric of how much it costs to purchase the company’s sales. Generally, a lower ratio means that a company is believed to be more attractive or undervalued.

Price-to-Cash Flow Ratio – The price-to cash flow ratio is a valuation metric used to company a company’s per share market price to it’s per share cash flow.

Price-to-Earnings Ratio – The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

ROIC – Return on Invested Capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY  11530

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FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Cleveland, Ohio
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311

www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of April 17, 2017, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing an exhibit. Not applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP (“PWC”) stating whether PWC agrees with the statements made by the Registrant in the Registrant’s Form N-SAR for the Period ended March 31, 2017. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By  /s/ Ted D. Kellner
       Ted D. Kellner, Principal Executive Officer

Date    May 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By   /s/ Ted D. Kellner
        Ted D. Kellner, Principal Financial Officer

Date    May 1, 2017